UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 13, 2021 (April 8, 2021)
Amalgamated Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40136	85-2757101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
275 Seventh Avenue, New York, New York 10001
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 895-8988
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMAL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on our Current Report on Form 8-K/A filed with the SEC on February 3, 2021, effective February 1, 2021, the boards of directors of Amalgamated Financial Corp. (the “Company,” “we,” “us” and “our”) and Amalgamated Bank (the “Bank”) appointed Lynne P. Fox as Interim President and Chief Executive Officer of the Company and the Bank, while we continue to search for a permanent successor.

On April 8, 2021, following the recommendation of our compensation and human resources committee, our board of directors determined that Ms. Fox will receive a monthly salary of $50,000 for the duration of her appointment as Interim President and Chief Financial Officer of the Company and the Bank, retroactively effective as of February 1, 2021. Ms. Fox will also receive an award of restricted stock units on the date of our regularly scheduled annual director equity grant (which is expected to be on April 28, 2021), having a value on the grant date of approximately $50,000, pursuant to the terms of the Amalgamated Financial Corp. 2021 Equity Incentive Plan. The actual number of restricted stock units to be awarded will be determined by dividing $50,000 by the closing price per share of our common stock as quoted by The Nasdaq Stock Market on the grant date. The restricted stock units will be awarded under our standard form of restricted stock unit award agreement and will vest in equal annual installments on the first, second and third anniversary of the grant date, subject to her continued service as a director. This award will be in addition to our regular annual director equity award that Ms. Fox will receive in her capacity as a director.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED FINANCIAL CORP.

	By:	/s/ Jason Darby
	Name:	Jason Darby
	Title:	Chief Accounting Officer

Date: April 13, 2021

2